UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

PINNACLE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway, Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 541-7777

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)

On April 27, 2009, Pinnacle Entertainment, Inc. (the “Company”) filed a Form 8-K (the “Original Form 8-K”) reporting that Deloitte & Touche LLP (“Deloitte”), the principal independent public accounting firm of the Company, notified the Company on April 24, 2009 that it will resign as the Company’s principal independent public accounting firm upon the filing of the Company’s quarterly report on Form 10-Q for the period ended March 31, 2009. On April 30, 2009, the Company filed a Form 8-K/A to amend the Original Form 8-K to report that on April 30, 2009, the Company received a letter from Deloitte addressed to the Securities and Exchange Commission (the “SEC”). The matters in the Original Form 8-K related to the periods through April 24, 2009. On May 11, 2009, the Company’s filed its quarterly report on Form 10-Q for the quarterly period ended March 31, 2009 and therefore Deloitte has resigned as the Company’s principal independent public accounting firm.

The Company is filing this Form 8-K/A to amend the Original Form 8-K to report that during the years ended December 31, 2008 and 2007, and the subsequent interim period through May 11, 2009, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2008 and 2007 or during the subsequent interim period through May 11, 2009.

The Company has provided Deloitte with a copy of the statements made in this Form 8-K/A and has requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether Deloitte agrees with the statements made in this Form 8-K/A and, if not, stating the respects in which it does not agree. A copy of the letter provided by Deloitte in response to this request is attached as Exhibit 16.1 to this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 16.1	Letter of Deloitte & Touche LLP regarding change in principal independent public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date: May 12, 2009	By:	/s/ Stephen H. Capp
Stephen H. Capp
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 16.1	Letter of Deloitte & Touche LLP regarding change in principal independent public accounting firm.